EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$119,367,197
Monthly Profit (Loss):	$(9,161,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	September 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$133,763

Cost of sales	121,357
Gross profit	12,406

Selling and administrative expenses
Selling expense	3,895
Warehousing and shipping	5,927
Advertising	410
Division administrative expense	936
MIS expense	1,508
Corporate administrative expense	1,291
Total selling and administrative expense	13,967

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1,561)

Interest expense
Interest expense - outside	6,134
Capitalized interest expense	-
Interest expense - intercompany	292
Interest income	-
Interest income - intercompany	-
Net interest expense	6,426

Other expense
Miscellaneous	1,116
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	4,816

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	(8)
Miscellaneous	2
Total other income	(6)
Net other expense	4,822

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(12,809)

Chapter 11 reorganization expenses	1,886

Income taxes (benefit)	(5,534)

Income (loss) before extraordinary item	(9,161)

Extraordinary item - net of taxes	-

Net income (loss)	$(9,161)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		August 1, 2004 to August 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 2,579	Senior Credit Facility	$ 439,656
Short-term investments	-	DIP Credit Agreement	133,137
Accounts receivable, net	256,081	Second Lien Facility	165,000
Total inventories	347,197	Accrued interest payable	6,325
Prepaid & other current assets	17,608	Accounts payable - trade	54,571
Total current assets	623,465	Accounts payable - intercompany	165,867
		Other payables and accrued liabilities	110,222
		Deferred income taxes	4,431
		Pension and other liabilities	144,297
Total investments & other assets	120,046	Total liabilities not subject to compromise	1,223,506

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	567,615	Deferred financing fees	(5,486)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,136
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,844
		Total liabilities subject to compromise	1,084,862

		Total Liabilities	2,308,368

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(812,265)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(9,446)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(995,242)
TOTAL ASSETS	$ 1,313,126	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,313,126

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(9,161)
Equity adjustments	5,793
Non-cash items
Depreciation and amortization expense	4,131
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	(25,616)
Decrease / (increase) -- inventories	15,644
Decrease / (increase) -- other current assets	1,168
Decrease / (increase) -- other noncurrent assets and liabilities	1,313
Increase (decrease) -- accounts payable (trade)	2,659
Increase (decrease) -- accounts payable (intercompany)	9,647
Increase (decrease) -- accrued liabilities	1,217
Increase (decrease) -- accrued interest payable	5,426
Increase (decrease) -- pension and other liabilities	1,463
Increase (decrease) -- deferred federal income tax	175
Total Cash Flows from Operations	$13,859

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,250)
Transfers	-
Net proceeds from sale of assets	50
Total Cash Flows from Investing	$(1,200)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(15,499)
Total Cash Flows from Financing	$(15,499)

Beginning Cash Balance	5,419
Change in Cash	(2,840)
Ending Cash Balance	$2,579

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$29,512,839
Federal
Payroll taxes withheld	5,038,303	980,874	08/31/04
		1,226,984	08/26/04
		1,158,171	08/19/04
Employer payroll tax contributions incurred	2,046,747	1,117,130	08/13/04
		1,138,566	08/12/04
		336,494	08/09/04
		1,117,237	08/05/04
Total Federal Taxes (1)	$7,085,050	$7,075,456
State and Local
Payroll taxes withheld
Alabama SIT	$393,651	$332,877	08/13/04
Arkansas SIT	2,509	909	08/12/04
California SIT	2,474	2,971	08/25/04
Georgia SIT	88,828	89,222	08/25/04
Illinois SIT	1,469	1,700	08/18/04
Indiana SIT	10,834	11,537	08/13/04
Louisiana SIT	269	292	08/25/04
Maine SIT	44,058	44,267	08/25/04
Minnesota SIT	2,788	2,788	08/18/04
Missouri	2,249	396	08/12/04
New York SIT	93,662	93,413	08/18/04
North Carolina SIT	290,185	286,608	08/25/04
Pennsylvania SIT	469	184	08/12/04
Rhode Island SIT	991	144	08/12/04
South Carolina SIT	236,728	236,728	08/30/04
Virginia SIT	32,037	30,106	08/25/04
Delaware Co IN	386	-
Hancock Co IN	137	-
Hamilton Co IN	39	-
Henry Co IN	968	-
Johnson Co IN	36	-
Madison Co IN	1,722	-
Marion Co IN	35	-
Washington Co IN	240	-
Randolph Co IN	75	-
Yonkers NY	14	14	08/18/04
New York City	24,401	24,188	08/18/04
Opelika AL	6,069	-

Total Payroll taxes	$1,237,323	$1,158,344

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	15,359
Arkansas SUTA	-
California SUTA	-
Florida SUTA	3,293
Georgia SUTA	896
Illinois SUTA	-
Indiana SUTA	1,674
Louisiana SUTA	-
Maine SUTA	2,273
Minnesota SUTA	20
Missouri	-
Nevada SUTA	2,564
New York SUTA	364
North Carolina SUTA	121,852
Pennsylvania SUTA	-
Rhode Island SUTA	-
South Carolina SUTA	8,472
Texas SUTA	41
Virginia SUTA	556
Washington SUTA	123

Total Employer payroll tax contributions	$157,487	$

Gross taxable amount for sales and use	$5,675,255	$
Sales & Use taxes collected
Abbeville, Alabama	$2,294	$2,294	08/19/04
Alabama City/County (Greenville, Butler & Chambers County)	14,078	14,078	08/20/04
Alabama Regulation A	14,387	14,387	08/20/04
Alabama Sales	3,440	3,440	08/20/04
Alabama Use	50,151	50,151	08/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	10,416	10,416	08/19/04
California	1,238	1,238	08/02/04
Florida	17,644	17,644	08/20/04
Georgia	9,293	9,293	08/20/04
Indiana (Middletown)	225	225	08/19/04
New York	18,856	18,856	08/19/04
North Carolina	24,087	24,087	08/10/04
North Carolina	21,574	21,574	08/25/04
Nevada	2,326	2,326	08/26/04
South Carolina	32,911	32,911	08/20/04
Virginia Use	1,994	1,994	08/19/04

Total Sales & Use taxes paid	$224,914	$224,914
Property taxes		366,800
Other taxes		66,250

Total State and Local (1)	$	$657,964

Total Taxes	$7,085,050	$7,733,420

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc. Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,698,556
Monthly Profit (Loss):	$4,249,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	September 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$8,681

Cost of sales	5,693
Gross profit	2,988

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	214
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	386

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,602

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	360
Net interest expense	(360)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,771
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,771
Net other expense	(3,581)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	6,543

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,294

Income (loss) before extraordinary item	4,249

Extraordinary item - net of taxes	-

Net income (loss)	$4,249

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		August 1, 2004 to August 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$240	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	11,631	Accrued interest payable	-
Total inventories	11,893	Accounts payable - trade	1,207
Prepaid & other current assets	(370)	Accounts payable - intercompany	-
Total current assets	23,394	Other payables and accrued liabilities	13,402
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	14,609

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,366	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,400
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,400

		Total Liabilities	16,009

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	73,243
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	143,803
TOTAL ASSETS	$159,812	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$159,812

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$4,249
Non-cash items
Depreciation and amortization expense	112
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(8,851)
Decrease / (increase) -- inventories	1,189
Decrease / (increase) -- other current assets	370
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	187
Increase (decrease) -- accounts payable (intercompany	-
Increase (decrease) -- accrued liabilities	2,833
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$89

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(19)
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(19)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$170
Change in Cash	70
Ending Cash Balance	$240

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	$-	$-
State and Local
Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada	$-	$-

Gross taxable sales	95,769	-
Sales & Use taxes collected
Maine	4,788	4,788	08/12/04
Property taxes
Other taxes
Total State and Local (1)	4,788	4,788
Total Taxes	$4,788	$4,788

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	September 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		August 1, 2004 to August 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$-	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,002
Monthly Profit (Loss):	$172,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	September 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	64
Net interest expense	(64)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	200
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	200
Net other expense	(200)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	264

Chapter 11 reorganization expenses	-

Income taxes (benefit)	92

Income (loss) before extraordinary item	172

Extraordinary item - net of taxes	-

Net income (loss)	$172

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		August 1, 2004 to August 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$26	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable- customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	16,581	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,607	Other payables and accrued liabilities	358
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	358

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	358

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	16,247
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	16,249
TOTAL ASSETS	$16,607	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$16,607

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$172
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(255)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	92
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$9

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	17
Change in Cash	9
Ending Cash Balance	$26

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	-	-
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$-	$-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	-	-

Total Taxes	$-	$-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,193,545
Monthly Profit (Loss):	$(214,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	September 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$6,912

Cost of sales	4,139
Gross profit	2,773

Selling and administrative expenses
Selling expense	2,077
Warehousing and shipping	193
Advertising	234
Division administrative expense	304
MIS expense	55
Corporate administrative expense	83
Total selling and administrative expense	2,946

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(173)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	154
Interest income	-
Interest income - intercompany	-
Net interest expense	154

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(327)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(113)

Income (loss) before extraordinary item	(214)

Extraordinary item - net of taxes	-

Net income (loss)	$(214)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		August 1, 2004 to August 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,601	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	201	Long-term debt classified as current	-
Accounts receivable - intercompany	5,909	Accrued interest payable	-
Total inventories	20,042	Accounts payable - trade	402
Prepaid & other current assets	855	Accounts payable - intercompany	-
Total current assets	28,608	Other payables and accrued liabilities	5,019
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	5,421

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,427	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,674
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,674

		Total Liabilities	7,095

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,984
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,940
TOTAL ASSETS	$31,035	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$31,035

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		August 1, 2004 to August 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(214)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	54
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	(7)
Decrease / (increase) -- accounts receivable (intercompany)	(695)
Decrease / (increase) -- inventories	370
Decrease / (increase) -- other current assets	(75)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(72)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	303
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(336)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(36)
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(36)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,973
Change in Cash	(372)
Ending Cash Balance	$1,601

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$900,184
Federal
Payroll taxes withheld	153,455	80,289	08/04/04
		28,272	08/11/04
		87,817	08/18/04
Employer payroll tax contributions incurred	65,862	20,814	08/25/04

Total Federal Taxes (1)	$219,317	$217,192
State and Local
Amount of payroll taxes withheld
Alabama SIT	$3,330	$3,376	08/13/04
California SIT	666	1,123	08/18/04
Connecticut	246	291	08/30/04
Georgia SIT	12,512	12,598	08/30/04
Massachusetts SIT	938	913	08/25/04
Minnesota SIT	821	809	08/25/04
Michigan SIT	1,279	1,341	08/12/04
New Jersey SIT	139	-
New York SIT	1,207	1,173	08/18/04
North Carolina SIT	1,914	1,851	08/25/04
Oregon SIT	955	973	08/25/04
Pennsylvania SIT	580	554	08/18/04
South Carolina SIT	1,576	1,551	08/25/04
Utah SIT	791	803	08/12/04
Virginia SIT	903	746	08/18/04
Lancaster PA	133	-

Total Payroll taxes	27,990	28,102
Amount of employer payroll tax contributions incurred
Alabama SUTA	$86
California SUTA	219
Connecticut SUTA	559
Florida SUTA	507
Georgia SUTA	292
Massachusetts SUTA	116
Minnesota SUTA	88
Missouri SUTA	-
Michigan SUTA	320
New Jersey SUTA	123
New York SUTA	558
North Carolina SUTA	128
Oregon SUTA	287
Pennsylvania SUTA	40
South Carolina SUTA	113
Tennessee SUTA	15
Texas SUTA	226
Utah SUTA	55
Virginia SUTA	42
Wisconsin SUTA	-

Total Employer payroll tax contributions	$3,774

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		August 1, 2004 to August 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$10,610,766
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$9,844	$9,844	08/20/04
Alabama Sales	57,028	57,028	08/20/04
Alabama Use	78	78	08/20/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	15,616	15,616	08/19/04
Baldwin County Alabama	13,088	13,088	08/19/04
California	25,726	25,726	08/02/04
California	35,871	35,871	08/24/04
Connecticut	9,371	9,371	08/02/04
Florida	76,108	76,108	08/20/04
Georgia	105,054	105,054	08/20/04
Massachusetts	12,812	12,812	08/20/04
Michigan	25,734	25,734	08/12/04
Minnesota	13,470	13,470	08/20/04
New Jersey	285	285	08/20/04
New York	45,054	45,054	08/25/04
North Carolina	13,968	13,968	08/10/04
North Carolina	11,353	11,353	08/25/04
Pennsylvania	12,351	12,351	08/20/04
South Carolina	20,589	20,589	08/20/04
Tennessee (P.Forge, Interstate Sales)	34,913	34,913	08/20/04
Texas	85,651	85,651	08/20/04
Utah	12,263	12,263	08/02/04
Virginia Interstate Sales	105	105	08/19/04
Virginia Williamsburg	23,791	23,791	08/19/04

Total Sales & Use taxes paid	$660,123	$660,123
Property taxes	-	3,137
Other taxes	-	3,718

Total State and Local (1)	$691,887	$695,080

Total Taxes	$911,204	$912,272

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager